July 24, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.gafunds.com/our-funds/global-innovators-fund/. You may also obtain this information at no cost by calling 1-800-915-6566 or by sending an e-mail request to mail@gafunds.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated July 24, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Guinness Atkinson Global Innovators Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold ETF shares of the Guinness Atkinson Global Innovators Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. The expenses shown under Annual Operating Expenses are based on estimated amounts for the current fiscal year. The Fund’s ETF Shares have no operating history; actual operating expenses could be different.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)	ETF Class Shares
Management Fees:	0.79%
Distribution (12b-1) Fees:	None
Other Expenses:(1)	0.00%
Total Annual Fund Operating Expense:(2)	0.79%

(1)      The Fund’s ETF Class Shares are new, so the “other expenses” are estimated based on actual expenses incurred by the Fund’s mutual fund shares.

(2)      The Adviser receives an annual management fee of 79 basis points, which is composed of an investment advisory fee and a fee for other services. The Fund’s “other expenses” are composed of Acquired Fund Fees and Expenses (if any), fees related to services for reclamation or collection of foreign taxes withheld, interest, taxes, dividends on short positions, investment-related costs and extraordinary expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund’s ETF Shares with the cost of investing in other investment companies. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s ETF Class Shares operating expenses remain the same.

This Example does not include brokerage commissions or other fees payable to financial intermediaries that you may pay to buy and sell ETF Class Shares of the Fund. It also does not include the transaction fees on purchases and redemptions of creation units (“Creation Units”), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15.67% of the average value of its portfolio.

Principal Investment Strategies

The Global Innovators Fund invests in publicly-traded equity securities of companies that the Adviser believes are positioned for growth due to advances in technology, communications, globalism or innovative management. The Fund invests in companies that the Adviser believes can create value through original thinking. The Fund will consider all companies in the world’s developed stock markets, such as the United States, the United Kingdom, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and other stock markets in the European Union. The Fund also may consider investments in emerging stock markets, such as in China, Korea, Taiwan, Malaysia, Thailand, South Africa and Mexico. The Fund considers “emerging stock markets” to be stock markets in countries considered to be emerging market countries by any of the World Bank, the International Monetary Fund or any widely-recognized index of emerging market securities (e.g., Dow Jones, FTSE, S&P Global Ratings, MSCI).

The Fund is actively managed. The Fund will normally hold around 35 positions of approximately equal weight. The Fund may invest in companies of any capitalization size. The Fund expects that normally, at least 40% of the Fund’s assets will be invested in global securities. For this purpose, “global securities” means securities issued by companies with significant business activities outside the U.S. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Additional information on Principal Investment Strategies can be found in the Prospectus. Also see Additional Investment Strategies and Risks in the Statement of Additional Information.

For temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents, including money market funds, to respond to adverse market, economic, political or other conditions. While the Fund is applying this temporary defensive strategy, it may be unable to achieve its investment objective.

The Fund is designed for investors who seek long-term capital appreciation through focused investment in companies, wherever located, that the Adviser believes are positioned to benefit from innovations in technology, communication, globalism or innovative management strategies.

Principal Risks

You can lose money investing in shares of the Guinness Atkinson Global Innovators Fund and investing in shares of this Fund may be more risky than investing in a fund that only invests in U.S. securities due to increased volatility of foreign markets. Risks associated with investing in the Fund can increase during times of market volatility. There can be no assurance that the Fund will achieve its investment objective.

The Fund is subject to the following risks, which could affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return or the Fund’s ability to meet its investment objective. These risks are also described in the Principal Risks of Investing in the Fund section of this Prospectus and in the Fund’s Statement of Additional Information.

Industry Risks. The technology, internet and communications industries or sectors are extremely competitive and subject to rapid rates of change. The competitive nature of these industries or sectors and rapid rate of change places a challenge on the management of these companies to be successful. The Fund may have more investments in these areas than other equity funds that do not focus on companies implementing innovation.

Equity Securities Risk. The Fund invests in publicly-traded equity securities, and their value may fluctuate, sometimes rapidly and unpredictably, which means a security may be worth more or less than when it was purchased. These fluctuations can be based on a variety of factors including a company’s financial condition as well as macro-economic factors such as interest rates, inflation rates, global market conditions, and non-economic factors such as market perceptions and social or political events.

Market Risk. General market conditions can affect the value of the Fund’s securities holdings. Market risk applies to individual securities, a particular sector or the entire economy. Recently, global financial markets have experienced periods of extreme stress (sometimes related to specific events) which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual securities. In some cases, the prices of securities issued by individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. Global events, financial market shocks or interest rate events could cause equity securities generally to decline in value, including if fixed income securities become more favorable. These market conditions add significantly to the risk of short-term volatility of the Fund.

Risks of Investing in ETF Shares

•        Shares May Trade At Prices Other Than NAV. “ETF Shares” are the Fund’s individual exchange-traded shares, which are listed for trading on the NYSE Arca. Shares are bought and sold in the secondary market at a market price. The Fund’s NAV is calculated once per day, at the end of the day. The market price of an ETF Share on the exchange could be higher than the NAV (premium), or lower than the NAV (discount).

•     Market Price could vary from NAV due to foreign holdings. The Fund will hold shares of non-U.S. securities traded in local markets that close at a different time than the NYSE Arca. During the time when the NYSE Arca is open but after the applicable local market has closed, the price of a foreign security that is held by the Fund and included in the Fund’s NAV will be based upon the most recent closing price in that security’s local market, updated for currency changes, until that local market opens again. When all or a portion of the Fund’s portfolio consists of securities traded in a market that is closed when the market for the Fund’s shares is open, there could be differences between the value of ETF Shares and the value of the Fund’s underlying portfolio. These differences can be magnified during times of significant market activity and could contribute to the ETF Shares trading at a premium or discount.

•        Costs of buying, selling or holding ETF Shares. Purchases and sales of ETF Shares on the exchange through a broker may incur a brokerage charge or commission, frequently a fixed amount; this may be a significant proportional cost for investors transacting in small numbers of shares. Because of the costs of buying and selling shares of the Fund, frequent trading may reduce investment returns. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.

•        Spreads may vary. The difference between the price investors are willing to pay for ETF Shares (the “bid” price) and the price at which investors are willing to sell ETF Shares (the “ask” price) is called the “spread.” The spread with respect to ETF shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or “narrower”) if the Fund has a lot of trading volume and market liquidity and higher (or “wider”) if the Fund has little trading volume and market liquidity. When the spread widens, or when premiums or discounts become larger than usual, particularly in times of market stress, investors may pay significantly more or receive significantly less than the Fund’s NAV when they buy or sell ETF Shares in the secondary market. The Fund’s website contains information about the Fund’s spread. You could lose money if you sell your shares at a point when the market price is below the Fund’s NAV.

•        Cash Redemption Risk. The Fund may be required to sell portfolio securities if it is required to pay cash in redemption of Creation Units to Authorized Participants. Generally, the Fund will effectuate redemptions in kind. For some portfolio holdings traded in specific foreign markets that do not permit in-kind transfers, the Fund will need to sell securities and deliver cash to redeeming Authorized Participants. Selling securities could generate capital gains and cause the Fund to incur brokerage expenses, and could result in tax consequences. The Fund could lose money if it had to sell its securities in times of overall market turmoil or when the Fund’s portfolio securities have declined in value, or if the securities become illiquid.

•        Redemption Risk. ETF Shares are not individually redeemable. The Fund only redeems ETF Shares in Creation Units, which are large blocks of shares, from Authorized Participants. If you want to liquidate some or all of your investment in shares of the Fund, you would have to sell them on the secondary market at prevailing market prices, which may be lower than NAV.

•        Absence of Active Trading Market Risk. Although ETF Class `Shares will be listed on the NYSE Arca exchange, there is no guarantee that an active trading market for ETF Class Shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process (that is, arbitrage will be less effective at keeping the market price of the ETF Shares aligned closely with the value of its underlying portfolio). Trading in ETF Shares on the NYSE Arca exchange could be halted for a variety of reasons. Any absence of an active trading market for ETF shares could lead to a heightened risk that there will be a difference between the market price of an ETF Share and the underlying value of the ETF Share.

•        Authorized Participant Risk. Only a limited number of financial institutions that enter into an authorized participant agreement with the Funds may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, ETF Shares may trade at a premium or discount to the Fund’s net asset value. This risk could also be heightened because the Fund uses a focused investment strategy. If Authorized Participants do not proceed with creation and redemption orders for shares, the Fund’s share price could trade at a discount to NAV and could face trading halts or de-listing.

Financial Services Sector Risk. The Fund invests in companies in the financial sector, and therefore the performance of the Fund’s investments could be negatively impacted by events affecting these companies. The financial services sector includes companies involved in such activities as banking and depository institutions, retail and consumer financial services, capital markets and investment services, securities brokerage, payment and settlement systems, custody and insurance companies. Risks of investing in the financial services sector include, among others, changes in government regulations, technology (hardware and software) supply chain vulnerabilities, changes in interest rates, non-diversified loan portfolios, credit defaults, competition and natural disasters.

Global Risks. The Fund invests in companies in the U.S. or economically tied to the US, as well as companies outside the U.S. or economically tied to countries outside the US. Companies economically tied to countries outside the U.S., and U.S. companies that have exposure to non-U.S. companies, may face global risks. The Fund may invest in or be exposed to companies that are exposed to more global risks. Economies and financial markets globally are increasingly interconnected, which means that events or conditions in one locale can affect markets or companies in other countries or regions. Companies in which the Fund invests may experience differing outcomes with respect to inflation or deflation, interest rates, safety and security, economic uncertainties (including taxes, tariffs and import/export controls), natural and environmental conditions, health conditions (including pandemics such as Covid-19) and/or systemic market dislocations (including market dislocations due to events outside a company’s country or region, including supply chain events, sanctions or embargoes). The global interconnectivity of industries and companies, especially with respect to goods, can be negatively impacted by events occurring beyond a company’s principal geographic location. These events can contribute to volatility, valuation and liquidity issues, and can affect specific companies, countries, regions and global markets.

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic. This pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in restrictions on commercial activity (shutdowns), interruptions in labor and supply markets, economic stimulus packages and other governmental interventions, and reallocation of market resources. Total economic effects pandemics like Covid-19 cannot be predicted.

Capital Controls and Sanctions Risk. Beginning in 2022, a number of countries imposed capital controls and economic and other sanctions in response to Russia’s invasion of Ukraine. The range of sanctions (direct and secondary) and their impact continues to evolve but has included asset seizures, restrictions on the transfer or exchange of currency, restrictions on asset transfers, exclusions from international banking systems, export limitations and limitations on listing shares of companies that are economically tied to Russia and Belarus, including depositary receipts on shares of affected companies. Sanctions programs have been imposed by individual countries, and also on a coordinated basis. The duration of sanctions programs and capital controls in response to the invasion of Ukraine cannot be predicted with any certainty. Capital controls and/or sanctions could adversely impact companies in the Fund’s portfolio, which could adversely affect the trading market and price for Fund shares, and otherwise cause the Fund to decline in value.

Risks Associated with Investments in Companies outside the United States.

Investing in Non-US Companies. Investing in companies outside the U.S., including in countries in Europe and Asia, involves different and additional political, social, economic, legal, and regulatory and other risks, based on the size of their securities markets, competition for investments, interest rates, and global or foreign trade activities (restrictions and tariffs, or threats of changes to restrictions or tariffs), and changes in the global economy, such as “Brexit”, the withdrawal of the United Kingdom from the European Union (EU), as well as changes due to global or coordinated sanctions activities. Impacts of Brexit are likely to be higher on companies with significant contacts with the United Kingdom, including companies in Europe. Non-US companies, whether in developed or emerging markets, may be more sensitive to these factors, which can increase volatility, reduce liquidity and negatively affect economic growth. The Fund’s ability to access foreign securities markets can be limited, which can affect availability, liquidity and pricing of foreign securities.

Sensitivity to global events. Non-US securities may be more sensitive to changes in global economy activity, including interest rates as well as trading activity, including trade restrictions, tariffs, or threats of changes to restrictions or tariffs. These companies may be more sensitive to global economic transitions and stresses, such as Brexit, central bank or government interventions (commonly involving interest rates but also stimulus and sanctions). Investing in non-US securities can also expose the Fund to risks associated with the potential imposition of economic or other sanctions against a particular country, or businesses or industries, including trade restrictions or tariffs (or threats thereof).

Legal, Accounting, Audit and Disclosure may vary. Foreign countries have different legal, accounting, auditing and financial disclosure systems, which may make information about companies more difficult to understand, and less information may be available. Under foreign legal systems, different standards may apply for foreign governments to take over assets, restrict the ability to exchange currency or restrict the delivery of securities. Some foreign companies may be subject to special restrictions in U.S. markets due to non-compliance with U.S. audit inspection standards.

China. China’s government exercises significant control over its capital markets and currency markets, including its securities markets. China is also an emerging market. The Fund’s investments may be affected by currency and exchange rate fluctuations, price volatility, illiquidity and trading restrictions, which can differ between China’s stock exchanges and stock exchanges that list securities of companies economically tied to China. Changes in the regulatory, monetary or socioeconomic policies in China, and limitations on access to China issuers (including limitations on access through variable interest entities (VIEs)), could adversely affect the Fund’s investments in China. Foreign investors, such as the Fund, may face different risks than domestic investors when investing in companies in China, especially with respect to lack of transparency, fraud, volatility, corporate incentives, macro-economic shocks, national security and changes in US-China policy. China’s policies can also impact securities of companies economically tied to Hong Kong and Taiwan. See “Additional Risks of Investing in the Fund” for specific risks of investing in companies economically tied to China.

Currency and Currency Exchange Risks. The Fund’s currency is US Dollars, while some of its investments are denominated in foreign currencies. Foreign currencies may fluctuate against the US Dollar and some foreign currencies are more volatile, especially during times of economic stress, and foreign countries may limit trading or repatriation of currencies. The Fund’s

NAV could be affected by a change in foreign currency exchange rates. The Fund may incur costs associated with exchanging dollars into foreign currencies, and vice versa, for investing in foreign securities. The Fund’s NAV could decline if the foreign currency of a market in which the Fund invests declines against the US Dollar.

China Currency Risk. The Fund’s investments in Chinese issuers are subject to risks associated with China’s currency, which is subject to economic objectives of China’s government including devaluation. China has only comparatively recently moved from a pegged currency to a managed float. China’s currency, the Renminbi Yuan, is not completely freely tradable and may not at all times reflect economic fundamentals of China’s economy. The value of the Renminbi Yuan is subject to changes based on the economic objectives of the Chinese government, including devaluation in order to improve the competitiveness of Chinese goods in an effort to improve the Chinese balance of trade.

Other Currency Risk. Currencies of some countries in the Asia Pacific region are subject to greater volatility as compared to the US dollar. Currency volatility is relative and can be periodic. For some countries, their currency may not reflect entirely the fundamental components of a country’s economy. For other countries, such as Australia (Australia Dollar), currency volatility is relatively low over longer terms. Some currencies, such as South Korea (Won), Taiwan (New Taiwan Dollar), Singapore (Singapore Dollar) and India (Rupee), trade only in local markets and may be more volatile than other currencies. The Fund could pay more if it had to acquire a foreign currency when the amplitude of its volatility is high as measured against the US Dollar.

Foreign Securities Market Risks. Foreign securities markets generally have lower trading volumes than US markets, which means it may be more difficult for the Fund to buy or sell foreign securities. Additionally, trading on foreign securities markets may involve longer settlement periods and higher transaction costs. Some foreign securities markets are closed to trading for extended periods (foreseeable and unplanned), which could make the Fund’s holdings in those markets illiquid or hard to value. Government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the United States. Some foreign securities markets restrict access by non-domestic investors. The Fund’s investments in securities traded on foreign markets could make this Fund more risky than a fund that only invests in securities traded on US exchanges.

Emerging Markets Risks. The Fund may invest in companies in emerging markets, including China. Emerging market countries generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and holdings in depository receipts for foreign companies. The Fund’s investments in foreign issuers and depository receipts could make these holdings riskier than holdings in domestic companies.

Expropriation Risk. Investments in foreign countries are subject to expropriation risk, and the risk that foreign governments act to limit investment in foreign securities, through exchange controls, currency restrictions and taxation. There can be limits on the Fund’s ability to pursue and collect a legal judgment against a foreign government if an expropriation event occurs.

Other Principal Risks

Management Risk. The Fund’s strategy may not achieve its investment objective; portfolio manager judgments about portfolio companies or their securities may be incorrect or the Adviser might not properly implement the strategy.

Capitalization Risk. The Fund invests in companies with a range of capitalizations, including small cap (under US$1 billion), medium cap (under US$5 billion) and large cap. Small cap and medium cap companies may be more susceptible to financial downturns, have limited product lines, may be illiquid or experience volatility and may have limited financial resources. Large cap companies may have frequent price changes based on general economic conditions and may be adversely affected by declines among lines of business, and may be less agile in responding to market and product challenges. Investing in small cap and medium cap companies may make the Fund more risky than a fund that only invests in securities of larger capitalization companies.

Liquidity Risk. The Fund invests in securities, which may become illiquid, and there is liquidity risk associated with the Fund’s own shares. Securities in which a Fund invests could become illiquid, which means that the securities cannot be sold with seven days under current market conditions without significantly affecting the price at which the investment is carried on the Fund’s books. Investments that become illiquid may be more difficult to value. The Fund may be more sensitive to this risk because it invests in non-US securities. Some of the foreign markets in which the Fund invests may be closed for national holidays or other reasons, which may cause some holdings to be illiquid. Illiquidity in portfolio securities could cause the Fund’s shares to trade at a premium or discount. The Fund has adopted a liquidity risk management program to manage liquidity risk of its underlying portfolio.

Fund Cybersecurity Risk. Cybersecurity risk applies to the Fund, its service providers and the companies in which the Fund invests. Cybersecurity risk includes breaches, intentional or unintended, that may impact a company’s ability to operate, and could include data corruption, theft or loss, improper access to proprietary information, or interference with technology operations. Companies could suffer losses due to cybersecurity events, including fines, penalties, reputational injuries, as well as financial losses and legal and compliance expenses. Cybersecurity risks of the Fund include risks applicable to the Fund’s service providers. While the Fund and its service providers have established cybersecurity defenses, there is no guarantee that these defenses will be effective.

For more information on the risks of investing in this Fund please see the Principal Risks and Risks of Investing in the Fund in the Prospectus. You may also refer to the section Risk Factors and Special Considerations in the Statement of Additional Information.

The Fund is operated as a Multi-Class ETF Fund, which offers ETF Class Shares (which are offered by this Prospectus) and mutual fund shares, which are offered in a separate prospectus. For more information, please see the “More on the Fund and ETF Shares” section of this Prospectus.

Bar Chart & Performance Information

The following bar chart provides an indication of the risks of investing in the Guinness Atkinson Global Innovators Fund by showing how the performance of the Fund’s Institutional Class shares has varied from year to year. Because calendar-year performance information for the Fund’s ETF Class Shares is not yet available, the information presented in the bar chart and table reflects the performance of the Institutional Class shares of the Guinness Atkinson Global Innovators Fund. (Institutional Class shares are mutual fund shares that are offered through a separate prospectus.) Performance information for ETF Class Shares would be similar, since both share classes are invested in the same portfolio of securities; their returns generally should differ only to the extent that the expenses of the classes differ. Returns of the Fund’s ETF Class Shares may vary from the returns of the Fund’s Institutional Class mutual fund shares due to difference in expenses. Expenses that the Fund incurs as a whole are allocated among share classes pursuant to the Fund’s multiple class plan, which allocates fund expenses across share classes in a method designed to treat each share class separately. More information about expense allocation is available in the Fund’s Statement of Additional Information.

The table below also demonstrates the risks of investing in the Fund by showing how the Fund’s average annual returns compare with the broad-based securities market index. Unlike the Fund’s returns, the index returns do not reflect any deductions for fees, expenses or taxes. For additional information on these indices, please see Index Descriptions in the prospectus. Past performance, before or after taxes, is not indicative of future performance. Updated performance information is available on the Fund’s website: www.gafunds.com.

'16
'17
'18
'19
'20
'21
'22
'23
'24
'25
9.81%
35.07%
-16.59%
37.35%
36.46%
21.86%
-29.51%
39.70%
19.83%
20.54%

The year-to-date return for the Fund
as of June 30, 2026, was 7.33%.

During the period shown in the bar
chart, the best performance for a
quarter was 27.48% (for the quarter
ended June 30, 2020). The worst
performance was (19.66)% (for the
quarter ended June 30, 2022).

Average Annual Total Returns as of 12/31/25	One Year	Five Years	Ten Years
Global Innovators Fund:
Institutional Class Return Before Taxes*	20.54%	11.63%	14.92%
Institutional Class Return After Taxes on Distributions(1)	16.49%	8.73%	12.93%
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares(1)	15.01%	8.72%	12.08%
Investor Class Return Before Taxes	20.24%	11.35%	14.64%
MSCI World Index (Net Return) (Reflects No Deductions for Fees and Expenses)	21.09%	12.14%	12.16%

*        The Fund’s Institutional Class shares were issued on December 31, 2015. Performance information shown for the Institutional Class prior to December 31, 2015, is based on the performance of the Fund’s Investor Class shares. Institutional and Investor class shares are mutual fund shares and are not exchange-traded. As of December 31, 2025, the Fund’s ETF Class Shares had not yet incepted. Performance shown prior to the inception date of the ETF Class shares is from the Portfolio’s Institutional Class shares, a mutual fund class of shares of the Portfolio not offered in this Prospectus. Returns for the ETF Class shares and Institutional Class shares may vary due to differences in their expenses.

(1)      After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns are shown for Institutional Class Shares only and after-tax returns for classes other than Institutional Class will vary from returns shown in the table.

Investment Adviser

Guinness AtkinsonTM Asset Management, Inc. serves as the Fund’s investment adviser. For more information about the Adviser, please see “Management of the Fund in the Prospectus” and “The Investment Adviser” in the Statement of Additional Information.

Portfolio Managers

Matthew Page, CFA, has been a portfolio manager of the Fund since May 2010. Dr. Ian Mortimer, CFA, has been a portfolio manager of the Fund since May 2011. Mr. Page and Dr. Mortimer are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. For additional information, please see Portfolio Management in the prospectus and Portfolio Managers in the Statement of Additional Information.

Purchase and Sale of Fund Shares

The Fund’s ETF Class Shares are traded on the NYSE Arca exchange. Individual Fund ETF Class Shares may only be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price, and ETF Class Shares are not individually redeemable from the Fund, and can only be redeemed by Authorized Participants in creation units. If you wish to purchase or sell the Fund’s ETF Class Shares, you should contact your broker. You may incur a brokerage fee when purchasing or selling ETF Class Shares. Because the Fund’s ETF Class Shares trade on an exchange at a market price rather than at the net asset value, ETF Class Shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Class Shares (bid) and the lowest price a seller is willing to accept for ETF Class Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Information about the Fund’s net asset value, market price, premiums and discounts, and bid-asks spreads are available on the Fund’s website at www.gafunds.com.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of ETF Class Shares directly with the Fund. Purchase and redemption activity conducted by Authorized Participants directly with the Fund will be done in increments of 10,000 share Creation Units. A Transaction Fee of $225 per Creation Unit transaction is charged to Authorized Participants who create or redeem shares in Creation Units, regardless of the number of Creation Units purchased or redeemed by the Authorized Participant on a business day. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the net asset value or NAV next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Fund each day. ETF Class Shares may only be purchased or redeemed in Creation Units by submitting an order to the Fund’s transfer agent. More information about the purchase and sale of ETF Class Shares in Creation Units can be found in the Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units.”

Individual ETF Class Shares are not individually redeemable from the Fund.

Tax Information

The Fund intends to make distributions that will be taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawals from such tax-deferred arrangements may be taxable at the time of withdrawal. For additional information, please see Distributions and Taxes in the Prospectus and Tax Matters in the Statement of Additional Information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Also see Distribution and Shareholder Servicing Plans in the Prospectus and Distribution Agreement, Distribution Plan and Shareholder Servicing Plan and Additional Marketing and Support Payments in the Statement of Additional Information.